UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 31, 2014 (October 29, 2014)
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CBS Outdoor Americas Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

CBS Outdoor Americas Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed on August 6, 2014 to disclose the appointment of Manuel A. Diaz and Susan M. Tolson to certain committees of the Company’s board of directors (the “Board”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Company’s Current Report on Form 8-K filed on August 6, 2014, Manuel A. Diaz and Susan M. Tolson were elected to the Board on August 5, 2014. On October 29, 2014, Mr. Diaz was appointed to serve as a member of the Board’s Audit Committee and the Board’s Nominating and Governance Committee; and Ms. Tolson was appointed to serve as a member of the Board’s Compensation Committee and the Board’s Nominating and Governance Committee. Ms. Tolson will also serve as chair of the Board’s Nominating and Governance Committee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS OUTDOOR AMERICAS INC.

By:	/s/ Donald R. Shassian
	Name:	Donald R. Shassian
	Title:	Executive Vice President and
Chief Financial Officer

Date: October 31, 2014